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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 23, 1998


                               BSB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                           0-17177                   16-1327860
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



             58-68 Exchange Street, Binghamton, New York      13902
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             (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:  (607) 779-2525
                                                    ---------------



                                Not Applicable
                   ----------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.
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     On July 23, 1998, BSB Bancorp, Inc. issued a press release announcing its earnings for the quarter ended June 30, 1998. A copy of the press release is attached hereto as Exhibit 99.


(c)  Exhibits.

Exhibit No.   Description
-----------   -----------

    99        Press Release, Dated July 23, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BSB BANCORP, INC.
                                 (Registrant)


Date:  July 23, 1998          By: /s/ Alex S. DePersis
                                  --------------------
                                  Alex S. DePersis
                                  President and Chief Executive Officer
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                               INDEX TO EXHIBITS

Exhibit No.                Description                          Page
-----------                -----------                          ----

     99         Press Release, Dated July 23, 1998...............E-1